Exhibit 99.7

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D61349-TBD For Against Abstain ! ! ! ! ! ! WEST SUBURBAN BANCORP, INC. ATTN: GEORGE RANSTEAD 2800 S. FINLEY ROAD DOWNERS GROVE, 60515 (630) 652-2802 WEST SUBURBAN BANCORP, INC. 1. Approval and adoption of the Agreement and Plan of Merger and Reorganization, dated as of July 25, 2021 (as it may be amended from time to time), by and between Old Second Bancorp, Inc. (“Old Second”) and West Suburban Bancorp, Inc. (“West Suburban”), pursuant to which West Suburban will merge with and into Old Second, and the other transactions contemplated by the merger agreement, (the “merger proposal”). 2. Approval of one or more adjournment or postponement of the special meeting, if determined necessary and advisable, including adjournments to permit the further solicitation of proxies in favor of the merger proposal. The Board of Directors recommends you vote FOR Proposals 1 and 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 29, 2021 for shares held directly and by 11:59 p.m. Eastern Time on November 27, 2021 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 29, 2021 for shares held directly and by 11:59 p.m. Eastern Time on November 27, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 21-25387-4 C4.1 P1

D61350-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice, the Joint Proxy Statement/Prospectus and this form of Proxy are available at www.proxyvote.com. West Suburban Bancorp, Inc. Special Meeting of Shareholders November 30, 2021 at 8:00 a.m. Central Time 711 South Meyers Road, Lombard, IL 60148 SPECIAL MEETING OF SHAREHOLDERS OF WEST SUBURBAN BANCORP, INC. TO BE HELD ON NOVEMBER 30, 2021 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Matthew Bogard and George Ranstead, or either of them, with full power to act alone, the true and lawful proxies of the undersigned, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote all of the shares of common stock of West Suburban Bancorp, Inc. (the “Company”), that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Shareholders of the Company to be held at the Company’s headquarters located at 711 South Meyers Road, Lombard, Illinios 60148 on November 30, 2021 at 8:00 a.m. and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made and the proxy is signed and returned, this proxy will be voted "FOR" Proposals 1 and 2, and the named proxies will vote on any other business that properly comes before the Special Meeting or any postponements or adjournments of it in accordance with their discretion. The undersigned acknowledges receipt of the Notice and Joint Proxy Statement/Prospectus relating to the Special Meeting of Shareholders. Continued and to be signed on reverse side 21-25387-4 C4.1 P2